UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 29, 2025

KOPIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough, MA 01581

(Address of Principal Executive Offices) (Zip Code)

(508) 870-5959

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	KOPN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 29, 2025, Kopin Corporation (the “Company”) announced that it has entered into a securities purchase agreement (the “Purchase Agreement”) for a private investment in public equity financing (the “PIPE”) for 19,545,950 shares of its common stock, par value $0.01 per share (the “Shares”). The net proceeds to the Company from the offering are estimated to be approximately $38.1 million, after deducting placement agent fees and commissions and estimated offering expenses payable by the Company. The transaction is expected to close on September 30, 2025, subject to the satisfaction of customary closing conditions.

Proceeds will be used for the advancement of Kopin’s development of color MicroLED, Neuraldisplay™ Artificial Intelligence, commercialization of sovereign solutions for microdisplays and optical solutions for First Person Visualization (FPV) for Drones and for general corporate purposes.

The Purchase Agreement also contains customary representations, warranties, covenants and agreements by the Company, indemnification obligations of the Company and each Purchaser, and other obligations of the parties. The representations, warranties, covenants and agreements contained in the Purchase Agreement reflect negotiations between the parties to the Purchase Agreement and are not intended as statements of fact to be relied upon by stockholders, or any individual or other entity other than the parties. In particular, the representations, warranties, covenants and agreements in the Purchase Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Purchase Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information. The PIPE is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws. Each Purchaser represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling the Shares. The Shares were offered without any general solicitation by the Company or its representatives. The Shares sold and issued in the PIPE have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements of the Securities Act.

Registration Rights Agreement

In addition, on September 29, 2025 the Company and each Purchaser entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) on or prior to the 40th calendar day following the date of the Purchase Agreement (subject to certain exceptions) for purposes of registering the resale of the Shares (the “Registration Statement”), to use commercially reasonable efforts to have such Registration Statement declared effective within the time period set forth in the Registration Rights Agreement, and to keep the Registration Statement effective until the date that all registrable securities covered by the Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144

Item 3.02	Unregistered sales of equity securities.

The information under Item 1.01 of this Current Report on Form 8-K related to the Securities and the Share Consideration is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock, nor shall there be any offer, solicitation, or sale of the Company’s securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 7.01	Regulation FD.

The Company has issued a press release, dated September 29, 2025, entitled “Kopin Announces $41 Million Private Placement”. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information furnished in Exhibit 99.1 hereto shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filings that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01	Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

10.1+	Securities Purchase Agreement, dated as of September 29, 2025, by and among the Company and the Purchasers
10.2	Registration Rights Agreement, dated as of September 29, 2025, by and among the Company and the Purchasers
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+ The annexes schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated: September 30, 2025	/s/ Erich Manz
Erich Manz
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)